EXHIBIT 99.7

            SUBCERTIFICATION OF EXECUTIVE VICE-CHAIRMAN OF THE BOARD,
              CHIEF OPERATING OFFICER, PRESIDENT - RETAIL DIVISION,
       PRESIDENT - CREDIT DIVISION, TREASURER AND SECRETARY IN SUPPORT OF
                      18 U.S.C. SECTION 1350 CERTIFICATION,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Conn's, Inc. (the "Company") on Form 10-K for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William C. Nylin, Jr., Executive Vice-Chairman of the Board, Timothy L. Frank, President and Chief Operating Officer of the Company, David W. Trahan, President - Retail Division, Reymundo de la Fuente, Jr., President - Credit Division, David R. Atnip, Senior Vice President and Treasurer of the Company, and Sydney K. Boone, Jr., Corporate General Counsel and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ William C. Nylin, Jr
                                        ----------------------------------------
                                        William C. Nylin, Jr.
                                        Executive Vice-Chairman of the Board


                                        /s/ Timothy L. Frank
                                        ----------------------------------------
                                        Timothy L. Frank
                                        President and Chief Operating Officer


                                        /s/ David W. Trahan
                                        ----------------------------------------
                                        David W. Trahan
                                        President - Retail Division


                                        /s/ Reymundo de la Fuente, Jr.
                                        ----------------------------------------
                                        Reymundo de la Fuente, Jr.
                                        President - Credit Division


                                        /s/ David R. Atnip
                                        ----------------------------------------
                                        David R. Atnip
                                        Senior Vice President and Treasurer


                                        /s/ Sydney K. Boone, Jr.
                                        ----------------------------------------
                                        Sydney K. Boone, Jr.
                                        Corporate General Counsel and Secretary


Dated:  March 26, 2009


A signed original of this written statement has been provided to Conn's, Inc. and will be retained by Conn's, Inc. The foregoing certification is being furnished solely to support certifications pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.